UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2006
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Idenitifcaiton
Incorporation)	Number)	Number)
4545 Towne Centre Court, San Diego, California   92121
(Address of principal executive offices, with zip code)
(858) 909-1800
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 27, 2006, NuVasive, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of this press release is furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit 99.1	Press release issued by NuVasive, Inc. on July 27, 2006, announcing financial results for the quarter ended June 30, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
Date: July 27, 2006	By:	/s/ Kevin C. O’Boyle
Kevin C. O’Boyle
Executive V.P. and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press release issued by NuVasive, Inc. on July 27, 2006, announcing financial results for the quarter ended June 30, 2006.